UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) February 6, 2013

RealNetworks, Inc.

(Exact name of registrant as specified in its charter)

Washington	000-23137	91-1628146
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2601 Elliott Avenue, Suite 1000

Seattle, Washington 98121

(Address of principal executive offices) (Zip code)

(206) 674-2700

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On February 6, 2013, RealNetworks, Inc. announced its financial results for the fourth quarter and fiscal year ended December 31, 2012. The full text of the press release is furnished as Exhibit 99.1 hereto.

Furnished as Exhibit 99.2 hereto is additional information regarding non-GAAP financial measures included in certain public disclosures of RealNetworks, including its fourth quarter 2012 financial results press release.

The information set forth in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Pursuant to the rules and regulations of the SEC, the attached exhibits are deemed to have been furnished to, but not filed with, the SEC.

Exhibit No.	Description

99.1	Press Release of RealNetworks, Inc. dated February 6, 2013

99.2	Information Regarding Non-GAAP Financial Measures

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALNETWORKS, INC.

By:	/s/ Tim M. Wan
Tim M. Wan Chief Financial Officer and Treasurer

Dated: February 6, 2013

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by RealNetworks, Inc. dated February 6, 2013

99.2	Information Regarding Non-GAAP Financial Measures